AMERICAN FAMILY LIFE INSURANCE COMPANY

American Family Variable Account II

Supplement Dated January 26, 2011

to the

Prospectus For

Flexible Premium Variable Annuity Contract

(Dated May 1, 2010)

This supplement describes changes to the investment portfolios available under the flexible premium variable annuity contract (the “Contract”) listed above issued by American Family Life Insurance Company (“American Family” or the “Company”). Please retain this supplement with your Contract prospectus for future reference.

American Family has requested Securities and Exchange Commission (“SEC”) approval to remove the Fidelity VIP Growth Portfolio as a funding choice under the Contract. Following our receipt of the SEC’s approval, we will automatically transfer any amounts you have in the Fidelity VIP Growth (Service Class 2) Subaccount, which invests in the Fidelity VIP Growth Portfolio, to a new subaccount (the “Replacement Subaccount”) that will be made available under the Contract on or about May 17, 2011 (the “Substitution”). You will receive more information about the Substitution and the Replacement Subaccount in the May 1, 2011 prospectus for the Contract. Once the date of the Substitution has been determined, we will notify you of the date via U.S. mail.

Beginning on May 17, 2011, the Fidelity VIP Growth (Service Class 2) Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following exception. If you are invested in the Fidelity VIP Growth (Service Class 2) Subaccount on May 17, 2011, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to the Fidelity VIP Growth (Service Class 2) Subaccount until the date of the Substitution.

You may continue to transfer amounts from the Fidelity VIP Growth (Service Class 2) Subaccount to the other Subaccounts and the Fixed Account until the date of the Substitution. Transfers made from the Fidelity VIP Growth (Service Class 2) Subaccount to the other Subaccounts and the Fixed Account between the date of this Supplement and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Contract year. Although we have no current intention of increasing the amount of the transfer fee, we agree not to exercise our right to do so for at least 30 days after the Substitution.

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On the date of the Substitution, we will automatically transfer any part of your Accumulation Value remaining in the Fidelity VIP Growth (Service Class 2) Subaccount to the Replacement Subaccount. The Fidelity VIP Growth (Service Class 2) Subaccount will cease as a funding choice under the Contract on the date of the Substitution. Following the Substitution, the Contract will have 10 funding choices - the Fixed Account and 9 Subaccounts.

The Substitution will not result in a change in an Owner’s Accumulation Value or death benefit. Owners will not incur any fees or charges as a result of the Substitution, nor will their rights or the Company’s obligations under the Contract be altered in any way. The Company will bear all expenses incurred in connection with the Substitution. Within five days after the Substitution, we will forward to Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.

For 30 days following the date of the Substitution, Owners whose Accumulation Value was transferred to the Replacement Subaccount as a result of the Substitution may transfer Accumulation Value from that Subaccount to the other Subaccounts and the Fixed Account free of charge without such transfers counting against the number of free transfers permitted each Contract Year.

If you have any questions concerning the closing of the Fidelity VIP Growth (Service Class 2) Subaccount, the Substitution, your Contract or if you wish to receive a prospectus for your Contract and the prospectuses for the underlying investment portfolios, please do not hesitate to call the Company toll-free at 1-800-MY AMFAM (1-800-692-6326), ext. 78088.

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